Exhibit 10.14

Agreement for Implementing a Project in the Yozmot Incubator

Signed at “Yozmot” – Granot Initiative Center on:

Date:

Between:	GIC – Granot Initiative Center

And between:	The entrepreneur: Dr. Yisrael Amirav, ID No. 51409324

•	The entrepreneur wishes to begin developing the project as approved by the Chief Scientist.

•	The entrepreneur hereby states that he has the knowledge needed for the project’s success and that he will do his utmost to promote the project.

•
The entrepreneur states that he accepts the procedures that are usually followed in initiative centers, in accordance with the instructions of the Chief Scientist that are currently in force, and in accordance with the Chief Scientist’s provisions as published from time to time.

•
The entrepreneur will sign a standard employment agreement as used in Yozmot with the employees, as well as a confidentiality form.  Furthermore, he will sign an agreement to establish a limited company and the development agreement.

•
The entrepreneur undertakes to submit to the future project company all of his information, including registered patents, and he agrees that all the knowledge he brings with him and all of the knowledge accumulated in the course of the research belong to the project company.

•	The entrepreneur agrees that the project company will be established in accordance with the following distribution of shares:

Proposal A
Entrepreneur	50%
Investor	20%
Incubator	20%
Employees	10%

•
The entrepreneur agrees that the incubator director shall be entitled to offer an alternative distribution (this, too, in accordance with the Chief Scientist’s instructions) in the event he shall see fit for the purpose of signing a contract with an investor or strategic partner.

•
GIC undertakes to make available to the project all of the services it provides to incubator projects:  Acquiring financing from the Chief Scientist and the investor, financial management, bookkeeping, a suitable building, legal advice.  All of the services shall be paid for by the project from the overhead budget in accordance with the incubator’s standard operating procedure.

•	GIC will assist the entrepreneur, to the best of its ability, to promote the project, to find a strategic partner, to guide him in managing the project, and finding suitable employee staff.

This agreement formalizes whatever was agreed to between Avraham Afori – the director of the Yozmot Incubator, and the entrepreneur.

The validity of this agreement is from the date the project commences until the establishment of the company and the signing of the suitable contracts.

Signed
The entrepreneur	“Yozmot” Incubator

/s/ Yisrael Amirav	/s/
Yisrael Amirav	GIC Granot Initiative Center

Agreement for Implementing a Project in the Yozmot Incubator

Signed at “Yozmot” – Granot Initiative Center on:

Date:

Between:	GIC – Granot Initiative Center

And between:	The entrepreneur:

•	The entrepreneur wishes to begin developing the project as approved by the Chief Scientist.

•	The entrepreneur hereby states that he has the knowledge needed for the project’s success and that he will do his utmost to promote the project.

•
The entrepreneur states that he accepts the procedures that are usually followed in initiative centers, in accordance with the instructions of the Chief Scientist that are currently in force, and in accordance with the Chief Scientist’s provisions as published from time to time.

•
The entrepreneur will sign a standard employment agreement as used in Yozmot with the employees, as well as a confidentiality form.  Furthermore, he will sign an agreement to establish a limited company and the development agreement.

•
The entrepreneur undertakes to submit to the future project company all of his information, including registered patents, and he agrees that all the knowledge he brings with him and all of the knowledge accumulated in the course of the research belong to the project company.

•	The entrepreneur agrees that the project company will be established in accordance with the following distribution of shares:

Proposal A
Entrepreneur	50%
Investor	20%
Incubator	20%
Employees	10%

•
The entrepreneur agrees that the incubator director shall be entitled to offer an alternative distribution (this, too, in accordance with the Chief Scientist’s instructions) in the event he shall see fit for the purpose of signing a contract with an investor or strategic partner.

•
GIC undertakes to make available to the project all of the services it provides to incubator projects:  Acquiring financing from the Chief Scientist and the investor, financial management, bookkeeping, a suitable building, legal advice.  All of the services shall be paid for by the project from the overhead budget in accordance with the incubator’s standard operating procedure.

•	GIC will assist the entrepreneur, to the best of its ability, to promote the project, to find a strategic partner, to guide him in managing the project, and finding suitable employee staff.

This agreement formalizes whatever was agreed to between Avraham Afori – the director of the Yozmot Incubator, and the entrepreneur.

The validity of this agreement is from the date the project commences until the establishment of the company and the signing of the suitable contracts.

Signed
The entrepreneur	“Yozmot” Incubator

/s/ Dr. Gornberg, Michael	/s/
Dr. Gornberg, Michael	GIC Granot Initiative Center

/s/ Prof. Grosher, David
Prof. Grosher, David